UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 1, 2000



                              ALLTRISTA CORPORATION
             (Exact name of registrant as specified in its charter)



            Indiana                      0-21052                35-1828377
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                             Identification No.)


      5875 Castle Creek Parkway, North Drive
            Suite 440, Indianapolis, IN                   46250
     (Address of principal executive offices)           (Zip Code)


       Registrant's telephone number, including area code: (317) 577-5000


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Item 5.  Other Events.
------   ------------

     On June 2, 2000, Alltrista Corporation issued a press release announcing the acquisition by Alltrista Corporation as of June 1, 2000, of the assets of Synergy World, Inc., a Missouri based designer and marketer of portable restrooms. A copy of the press release is attached hereto as Exhibit 99.


Item 7.  Financial Statements and Exhibits.
------   ---------------------------------

     The following exhibits are filed as a part of this report:

     (a) Not Applicable

     (b) Not Applicable

     (c) Exhibits

         99                Press release dated June 2, 2000.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  ALLTRISTA CORPORATION
                                       (Registrant)



Date:  June 13, 2000              By:   /s/ Kevin D. Bower
                                      -----------------------------------------
                                        Kevin D. Bower
                                        Senior Vice President and
                                        Chief Financial Officer

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                                  EXHIBIT INDEX


Exhibit Number          Description of Exhibit
--------------          ----------------------

      99                Press release dated June 2, 2000.